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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                January 10, 2002
                                                                ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)

          (As Servicer on behalf of FIRST NBC CREDIT CARD MASTER TRUST)

                                  United States
                                  -------------
                 (State or other jurisdiction of incorporation)

          333-24023                                     51-0269396
          ---------                                     ----------
  (Commission File Number)                 (IRS Employer Identification Number)




201 North Walnut Street, Wilmington, Delaware                          19801
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(Address of principal executive offices)                             (Zip Code)


                   (302) 594-4000
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Registrant's telephone number, including area code


                                      N/A
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(Former name, former address and former fiscal year, if changed since last report)

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This Amendment No. 1 on Form 8-K/A is being filed solely for the purpose of filing corrected Exhibits 20.1, 20.2 and 20.3 which shall replace Exhibit 20.1,
20.2 and 20.3 as originally filed with this Form 8-K.

Item 7.      Financial Statements and Exhibits

              (c)           Exhibits.

          Exhibit No.       Document Description
          -----------       --------------------

            (20.1)          Excess Spread Analysis

            (20.2)          Monthly Servicer's Certificate, Series 1997-1

            (20.3)          Monthly Holders' Statement, Series 1997-1





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            First USA Bank, National
                                            Association, as Servicer, on behalf
                                            of FIRST NBC CREDIT CARD MASTER
                                            TRUST,



                                            By:        /s/ Tracie H. Klein
                                                     --------------------------
                                            Name:    Tracie H. Klein
                                            Title:   First Vice President






Date:  April 4, 2002
       -------------

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                                INDEX TO EXHIBITS

Exhibit No.       Document Description                       Sequential Page No.
-----------       --------------------                       -------------------

   20.1           Excess Spread Analysis                              5

   20.2           Monthly Servicer's Certificate, Series 1997-1       6

   20.3           Monthly Holders' Statement, Series 1997-1          12